EMC CORPORATION                         LESSEE                        NO.  11564

                                            2
                                         EMC

                                MASTER LEASE AGREEMENT


This MASTER LEASE AGREEMENT (hereinafter called the "Master Agreement") is entered into by and between EMC Corporation, a Massachusetts corporation (hereinafter called "Lessor"), having its principal place of business at 171 South Street, Hopkinton, MA 01748, and Website Management Company, Inc. dba Flashnet (hereinafter called "Lessee"), having a principal place of business at 1812 North Forest Park Blvd., Fort Worth, TX 76102.


                                     I. THE LEASE

1.1 LEASE OF EQUIPMENT. In accordance with the terms and conditions of this Master Agreement, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the units of personal property (hereinafter individually called a "Unit" and collectively called "Equipment") described in supplement(s) which are executed pursuant to and incorporate the terms of this Master Agreement (each hereinafter, a "Supplement"). Each Supplement shall constitute a separate, distinct, and independent lease and contractual obligation of Lessee. The term "Lease" as used hereinafter shall refer to an individual Supplement which incorporates the terms of this Master Agreement. Lessor or its assignee shall retain the full legal title to the Equipment, it being expressly agreed by both parties that this Master Agreement and each Lease shall constitute an agreement of lease only. Each Lease shall be binding upon Lessor and Lessee from the date of acceptance and execution of the applicable Supplement, by Lessor at its headquarters.

1.2 TERMS OF LEASE. The original term of lease for each Unit (hereinafter the "Original Term") shall commence on the date specified in the applicable Supplement and, subject to Section 2.5 below, shall terminate as specified in such Supplement. No Lease may be canceled by Lessee for any reason whatsoever.

1.3 DISCLAIMERS; WARRANTIES. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES ARISING OUT OF OR RELATED TO LESSEE'S USE OR OPERATION OF THE EQUIPMENT. LESSOR EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE FOR THE EQUIPMENT OR OTHER PRODUCTS, DOCUMENTATION AND SERVICES PROVIDED HEREIN. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE EQUIPMENT OR THE LEASE THEREOF EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

1.4 RENTAL PAYMENTS. Lessee shall pay rental to Lessor for the Unit(s) in the amounts and on the dates specified in the applicable Supplement. If any rental or other amount due hereunder is not paid within five (5) days of the due date thereof, Lessee shall pay to Lessor on demand, as additional rental, interest thereon from the due date until payment at a rate equal to the lesser of (i) eighteen (18%) per annum, or (ii) the maximum rate permitted by law. All rental and other amounts payable by Lessee to Lessor hereunder shall he paid to Lessor at the address specified above, or at such other place as Lessor may designate in writing to Lessee. Time is of the essence with respect to all of Lessee's obligations under any Lease.

1.5 RETURN OF EQUIPMENT. Upon expiration of the Original Term, Lessee will immediately return the Equipment to Lessor as provided in Section 2.3 below. Should Lessee not return the Equipment at the end of the Original Term, the Equipment shall continue to be held and leased hereunder, and the Lease shall thereupon be extended for successive three (3) month terms, at the same monthly rental, subject to the right of either Lessee or the Lessor to terminate the Lease upon ninety (90) days written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor. If Lessee fails to return the Equipment upon demand therefor by Lessor, Lessee shall pay Lessor, as the reasonable measure of Lessor's damages, the value, at replacement cost, of the Equipment so converted.


                               II. COVENANTS OF LESSEE

2.1 PAYMENT OF RENTAL AND OTHER MONIES. Each lease is a net lease and Lessee acknowledges and agrees that Lessee's obligation to pay all rental and other sums payable hereunder, and the rights of Lessor in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, counterclaim or other defense for any reason whatsoever. It being the intent of Lessor, and an inducement to Lessor, to enter into the Lease, to claim all available tax benefits of ownership with respect to the Equipment, Lessee acknowledges and agrees that (i) no right, title or interest in the Equipment has been or is intended to be passed to Lessee, other than the right to maintain possession and use of the Equipment for the Original Term, conditioned on Lessee's performance of the terms and conditions of the Lease, (ii) Lessee has not taken and will not at any time during the Original Term take any action which shall cause Lessor to lose any tax benefits of ownership, and (iii) the Stipulated Loss Values (defined in the applicable Lease) agreed to under this Lease are intended to provide recovery by Lessor of such lost tax benefits of ownership.

2.1.1 ACCEPTANCE OF EQUIPMENT. Lessee's acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee executing the Certificate of Delivery and Acceptance and upon acceptance the Lease of such Equipment shall be noncancellable for the Original Term unless otherwise agreed to in writing by Lessor.

2.2 USE OF EQUIPMENT. Lessee shall use the Equipment solely in the conduct of its business, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Equipment and with the provisions of all policies of insurance carried by Lessee pursuant to Section 2.6 below; provided, however, Lessee shall have the right to allow third parties, under Lessee's supervision, to use the Equipment, so long as Lessee shall retain uninterrupted possession and control of the Equipment. Lessee shall pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment.

2.3 DELIVERY, INSTALLATION, MAINTENANCE AND REPAIR. Lessee shall be solely responsible, at its own expense, for the delivery of the Equipment to Lessee, the packing, rigging and delivery of the Equipment back to Lessor upon expiration of the Original Term in good repair, condition, and working order, ordinary wear and tear excepted, at the location(s) within the continental United States specified by Lessor. Lessee is also solely responsible for the installation, de-installation, maintenance and repair of the Equipment. Lessee shall, at its expense, (a) keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and (b) at the expiration of the Original Term or any renewal term have the Equipment inspected and certified as acceptable for maintenance service by the manufacturer. Lessor shall be entitled to inspect the Equipment at Lessee's location at reasonable times.

2.4 TAXES. Lessee agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges ("Imposts")(other than those measured by Lessor's net income) now or hereafter imposed by any governmental body or agency upon or with respect to (a) the Equipment or the possession, ownership, use or operation thereof or (b) this Master Agreement, any Lease, or the consummation of the transactions herein contemplated. All required personal property tax returns relating to the Equipment shall be filed by Lessee unless otherwise provided in writing. Lessee shall reimburse Lessor promptly upon demand for the amount of any Imposts remitted by Lessor which are required hereunder to be borne by Lessee.

2.5 LOSS OF EQUIPMENT. Lessee shall bear the entire risk of the Equipment being lost, destroyed or otherwise rendered permanently unfit or unavailable for use from any cause whatsoever (hereinafter called an "Event of Loss") after its delivery to Lessee. If an Event of Loss shall occur with respect to any Unit, Lessee shall promptly and fully notify Lessor thereof. On the rental payment date following such notice Lessee shall pay to Lessor an amount equal to the rental payment or payments due and payable for such Unit on such date plus a sum equal to the Stipulated Loss Value (as defined in the applicable Supplement) of such Unit as of the date of such payment set forth in such Supplement. Upon the making of such payment by Lessee regarding any Unit, the rental obligation for such Unit shall cease, the Lease as to such Unit shall terminate and (except in the case of loss, theft or complete destruction) Lessor shall be entitled to recover possession of such Unit at Lessee's expense in accordance with the provisions of Section 2.3 above. Provided that Lessor has received the Stipulated Loss Value for any Unit, Lessee shall be entitled to the proceeds of any recovery in respect of such Unit from insurance or otherwise.

2.6 INSURANCE. Lessee shall obtain and maintain for the entire term of the Lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire (including so-called extended coverage), theft and such other risks of loss as are required on the type of Equipment leased hereunder and by businesses in which Lessee is engaged in such amounts in such form and with such insurers as shall be satisfactory to Lessor, provided however, that such insurance for loss or damage of any Unit shall always be at a minimum, the amount of the Stipulated Loss Value of such Unit. Each insurance policy will name Lessee as insured and Lessor as an additional insured and loss payee thereof as Lessor's interests may appear and shall provide that it may not be canceled or altered without at least 30 days prior written notice to Lessor or its successors and assigns. Lessee shall provide to Lessor a certificate of insurance as evidence of insurance coverage prior to delivery of any Unit.

2.7 INDEMNITY. Lessee shall and does hereby indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, demands, actions and suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorneys' fees, hereinafter ("Claims"), arising out of, connected with or resulting from this Master Agreement, any Lease, or the Equipment, including, without limitation, the selection, ownership, control, maintenance, lease, purchase, delivery, possession, condition, use, operation, or return of the Equipment. Lessee shall give Lessor immediate notice of any Claim and Lessee shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in connection with any such Claim. Lessor shall give Lessee written notice of any such Claim of which Lessor has knowledge.

2.8 POSSESSION; ASSIGNMENT; PLEDGE. Without the prior written consent of Lessor, which such consent as it pertains to subsections (a) and (d), shall not be unreasonably withheld or delayed, Lessee shall not (a) sublease the Equipment, or any part thereof, provided, that Lessee may, without the prior written consent of Lessor, permit any parent or subsidiary of Lessee to use the Equipment, or any part thereof, in the ordinary course of its business, (b) assign this Master Agreement or any Lease or its interest hereunder or thereafter, (c) create or incur any lien or encumbrance with respect to the Equipment, or any part thereof,
       (d) move the Equipment, or any part thereof, or permit any of the Equipment to be moved from the location at which it is first installed, or (e) permit the Equipment, or any part thereof, to be removed outside the continental limits of the United States.

2.9 IDENTIFICATION. At any time during the term of a Lease, Lessor may require Lessee to legibly mark each Unit subject to such Lease in a reasonably prominent location with a label, disc or other marking stating that the Equipment is owned by Lessor.

2.10 ALTERATIONS OR MODIFICATIONS. Lessee shall not make any alternations of or additions to the Equipment without the prior written consent of Lessor. At any time during the Original Term, of any Lease there may be added to such Lease additional Units of the same type as are rented thereunder for a term equal to the remaining Original Term and, subject to the terms and conditions hereof, at the rental rates applicable to such Equipment and term in effect at the time the order is placed, provided that the order is in writing and accepted by Lessor. Such acceptance shall be at the sole discretion of Lessor. All additions, attachments or accessories to or improvements of the Equipment shall immediately belong to and become property of the Lessor unless, at the request of Lessor, such additions, attachments or accessories to or improvements of the Equipment are removed prior to the return of said Equipment by Lessee. Lessee shall be responsible for the costs of such removal and shall restore the Equipment to the same operating condition as when it became subject to the Lease.

2.11 EQUIPMENT TO BE PERSONAL PROPERTY. Lessee agrees that the Equipment shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty, and Lessee shall do all acts and enter into all agreements necessary to ensure that the Equipment remains personal property.

2.12 FINANCIAL STATEMENTS. Lessee shall promptly furnish, or cause to be furnished, to Lessor such financial or other statements respecting the condition and operations of Lessee or respecting the Equipment as Lessor may from time to time reasonably request.

2.13 LESSEE REPRESENTATIONS. Lessee hereby represents, warrants and covenants that with respect to this Master Agreement and each Lease entered into hereunder:

       (a) The execution, delivery and performance thereof by the Lessee have been duly authorized by all necessary corporate action;
       (b)     The individual executing such was duly authorized to do so;
       (c) This Master Agreement and each Lease constitute the legal, valid and binding obligations of the Lessee enforceable in accordance with their respective terms.


                              III. DEFAULT AND REMEDIES

3.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder: (a) Lessee shall fail to pay on the due date any rental or other payment due under any lease, (b) any provision of this Master Agreement or any Lease or any provision in any document provided by Lessee for this Master Agreement or any Lease, or in any document furnished pursuant to the provisions hereof or otherwise, shall prove to have been false or misleading in any material respect as of the date when it was made, (c) Lessee shall fail to perform any provision, covenant, condition or agreement made by it under this Master Agreement or Lease, and such failure shall continue for ten
       (10) days after notice thereof from Lessor to Lessee or (d) bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other similar proceedings shall be instituted by or against Lessee or all or any part of its property under the Federal Bankruptcy Code or other law of the United States or of any state law, and if against Lessee it shall consent thereto or shall fail to cause the same to be discharged within twenty (20) days, or (e) Lessee shall default under any agreement with respect to the purchase or installation of the Equipment, or (f) if Lessee or any guarantor of Lessee's obligations hereunder shall default under any other agreement with Lessor.

3.2 REMEDIES. If an Event of Default hereunder shall occur and be continuing, Lessor may exercise any one or more of the following remedies: (a) immediately terminate this Master Agreement and any or all Leases and Lessee's rights hereunder and thereunder, (b) proceed, by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of the Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee, recover all amounts due on or before the date of the event of default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable all rentals and other sums payable under any or all such Leases, without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be and become immediately due and payable, and (d) personally, or by its agents take immediate possession of the Equipment, or any part thereof, from Lessee and for such purpose, enter upon Lessee's premises where any of the Equipment is located with or without notice or process of law and free from all claims by Lessee. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of any Lease unless Lessor so notifies Lessee in writing.

3.3 DISPOSITION OF EQUIPMENT. In the event Lessor repossesses Equipment, Lessor may (a) lease the Equipment, or any portion thereof, in such a manner, for such time and upon such term(s) as Lessor may determine or
       (b) sell the Equipment, or any portion thereof, at one or more public or private sales, in such manner, and at such times and upon such terms as Lessor may determine. In the event that Lessor leases any such Units, any rentals received by Lessor for the Remaining Lease Term(s) (the period ending on the date when the Original Term for the Unit(s) would have expired if an Event of Default had not occurred) for such Units shall be applied to the payment of (i) all costs and expenses (including attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and leasing such Units, and
       (ii) the rentals for the remainder of the Original Term and all other sums, including past due rentals, remaining unpaid under the Lease. The balance of such rentals, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. All rentals received by Lessor for the period commencing after the expiration of the Remaining Lease Term(s) shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective Remaining Lease Term(s) applicable to the Units covered by such leases. In the event that Lessor shall sell or otherwise dispose of (other than pursuant to a lease) any such Unit, the proceeds thereof shall be applied to the payment of (i) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or otherwise disposing of such Unit(s), (ii) the rentals that either did or would have accrued under the Lease but are unpaid up to the time of such sale or other disposition, (iii) any and all other sums (other than rentals) then owing to Lessor by Lessee under, and (iv) the Stipulated Loss Value of such Unit(s) determined as of the date of such sales or other disposition in accordance with the schedule set forth in the Lease for such Unit(s). The balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) through (iv) above shall exceed the aggregate proceeds received by Lessor in connection with the sale or disposition of the Equipment (other than pursuant to a lease).


                                  IV. MISCELLANEOUS

4.1 PERFORMANCE OF LESSEE'S OBLIGATIONS. Upon Lessee's failure to pay any sum or perform any obligation hereunder when due, Lessor shall have the option, but shall in no case be obligated, to pay such sum or perform such obligation, whereupon such sum or the cost of such performance shall immediately become due and payable as additional rent from Lessee to Lessor with interest at the highest legal rate from the date payment or performance was due.

4.2 ASSIGNMENT. No right, obligation or interest of Lessee with respect to this Master Agreement, any Lease or Equipment shall, without the prior written consent of Lessor, be assignable by Lessee or by operation of law, and any such purported assignment, transfer or succession shall be null and void. Lessor may, at anytime, without the consent of Lessee, assign the Master Agreement and any Lease or any interest herein or therein to any party. In the event of any assignment of Lessor, the assignee shall have all of Lessor's rights hereunder, but none of its obligations, and upon receipt by Lessee of written notice of any such assignment, Lessee shall make all payments thereafter becoming due under any assigned Lease to such assignee without regard to any set-off, defense or counter clam that Lessee may have against Lessor.

4.3 QUIET ENJOYMENT. So long as Lessee shall not be in default hereunder and Lessor continues to receive all rent and other sums payable by Lessee hereunder in accordance with the terms hereof, neither Lessor nor its assignee, shall interfere with Lessee's right of quiet enjoyment and use of the Equipment.

       FURTHER ASSURANCES. Lessee agrees that at any time, and from time to time, after the execution and delivery of this Lease, it shall, upon the request of Lessor, execute and deliver such further documents and do such further acts and things as Lessor may reasonably request in order fully to effect the purposes of this Lease including without limitation, the filing of financial and confirmation statements. Lessee authorizes Lessor to file a financing statement or any confirmation statements signed only by Lessor in accordance with the Uniform Commercial Code or signed by Lessor as Lessee's attorney in fact.

4.5 RIGHTS, REMEDIES, POWERS. Each and every right, remedy and power granted to Lessor hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lessor from time to time concurrently or independently and as often and in such order as Lessor may deem expedient. And any failure or delay on the part of Lessor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lessor's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

4.6 NOTICES. Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and shall be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at its address set forth above (or at such other address as such party shall specify to the other party in writing), or if sent by registered or certified mail, return receipt requested, on the third business day after the day on which mailed, addressed to such party at such address.

4.7 SECTION HEADINGS. Section headings are inserted for convenience only and shall not affect any construction or interpretation of any Lease.

4.8 BINDING EFFECT. Each Lease, subject to the provisions of Sections 2.8 and 4.3 hereof, shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Lessee and Lessor.

4.9 GOVERNING LAW. Each Lease shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

4.10 ENTIRE LEASE. Each Lease, consisting of the terms and conditions of this Master Agreement, a Supplement, and any Amendments, Schedules or Riders to either of them, constitutes the entire agreement between Lessor and Lessee. No waiver, consent, modification or change of terms of this Lease shall bind either party unless in writing signed by both parties, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. There are no understandings, agreements, representations or warranties, express or implied, not specified therein regarding any Lease or the Equipment leased thereunder. Any terms and conditions of any purchase order or other document (with the exception of Supplements) submitted by Lessee in connection with any Lease which are in addition to or inconsistent with the terms and conditions of such Lease will not be binding on Lessor and will not apply to the Lease. LESSEE BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE ACKNOWLEDGES THAT IT HAS READ THIS MASTER AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS WITH RESPECT TO ANY LEASE ENTERED INTO HEREUNDER.


LEASE ACCEPTED BY:

 EMC CORPORATION, (Lessor)               Website Management Company, Inc.
                                         dba Flashnet             (Lessee)
                                         -------------------------

 BY: /s/ Paul W. Wainwright               BY: /s/ G.B. Elrod
    -------------------------------          --------------------------------

 TITLE: MANAGER OF LEASE OPERATIONS       TITLE: CFO
        -------------------------------         ------------------------------

                                        2
EMC CORPORATION                      EMC                   Supplement No.  1
                      MASTER LEASE AGREEMENT SUPPLEMENT


This Supplement to Master Lease Agreement Number 11564 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

EQUIPMENT DESCRIPTION:

ITEM   QTY.  EQUIPMENT                 MONTHLY    ORIGINAL    EQUIPMENT
                                       RENT       TERM        COST
                                                  (MOS.)
1.     1     Symmetrix 3500-9032    $9,023.00     42         $350,000.00

2.     2     OSD4                   Included                 Included

3.     1     3000-98                Included                 Included

4.     1     OSYMGR-BAS             Included                 Included





                                      -------                 --------
                                    $9,023.00                $350,000.00

Equipment Location: 1812 North Forest Park Blvd., Fort Worth, TX 76102

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the Original Term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least ninety (90) days prior notice of its intent not to extend or renew this Supplement.


SUPPLEMENT ACCEPTED BY:

EMC CORPORATION (Lessor)           Website Management Company, Inc.
                                   dba Flashnet                      (Lessee)
                                   ----------------------------------

BY: /s/ Paul W. Wainwright         BY: /s/ G. B. Elrod
-----------------------------      ----------------------------------
  (Authorized Signature)                 (Authorized Signature)

PAUL W. WAINWRIGHT
MANAGER OF LEASE OPERATIONS                       CFO
-----------------------------      ----------------------------------
      (Name/Title)                            (Name/Title)

         6/12/97                                 5/8/97
-----------------------------      ----------------------------------
         (Date)                                  (Date)


                     (Continued on reverse)

COMMENCEMENT DATE: The Commencement Date shall be the first day of the month following the day on which all of the Equipment listed above is installed and is accepted by Lessee, unless the acceptance date is the first day of the month in which case the first day off that month shall be the Commencement Date.

INTERIM RENT: Lessee shall pay interim rental at a rate of 1/30th of the monthly rent per day from and including the acceptance date to the Commencement Date. Payments of interim rent are due and payable upon Lessee's receipt of invoice from Lessor.

CHATTEL PAPER: To the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code, this original executed Supplement, incorporating the terms of the Master Agreement, shall constitute the original Lease, and Lessor's interests herein my be transferred only by transfer of possession of this original Supplement.

STIPULATED LOSS VALUES: The Stipulated Loss Value for each Unit, as of any date, shall be an amount equal to the product of (i) the cost of the Unit (as specified on the reverse side hereof) and (ii) the percentage indicated below opposite the period of time in which such date occurs.

               MONTH OF ORIGINAL TERM
                     BEGINNING
                 FROM COMMENCEMENT
                       DATE                   PERCENTAGE
               ----------------------         ----------

               1st through 12th month             107%

               13th through 24th month             85%

               25th through 36th month             70%

               37th through 48th month             50%

               49th through 60th month             30%


After the 60th month of the Original Term of the Lease for each Unit, and until each Unit has been surrendered to Lessor, as provided in the Agreement, the Stipulated Loss Value of each Unit shall be 20% of the cost thereof.

                                                                SUPPLEMENT NO. 2
EMC CORPORATION
                                        2
                                     EMC


                        MASTER LEASE AGREEMENT SUPPLEMENT

This Supplement to Master Lease Agreement Number 11564 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

EQUIPMENT DESCRIPTION:

                                                          ORGINAL
                                          MONTHLY           TERM        EQUIPMENT
ITEM   QTY.                  EQUIPMENT     RENT            (MOS.)          COST
----   ----                  ---------    -------         --------      ---------

1.    (Confidential          3000-92      (Confidential      36       (Confidential
      treatment has                       treatment has               treatment has
      been requested)                     been requested)             been requested)
2.     1                     MEM512-UPG
3.     1                     OSD4



THIS LEASE IS INTENDED TO BE A COTERMINOUS UPGRADE TO SUPPLEMENT #1, TO BE COTERMINOUS SUPPLEMENT NO. 2 MUST COMMENCE 1/1/98.


EQUIPMENT LOCATION: 1812 NORTH FOREST PARK BLVD, FORT WORTH, TX 76102


MONTHLY RENT: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least ninety (90) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:


EMC CORPORATION (Lessor)               WEBSITE MANAGEMENT COMPANY, INC.
                                           D/B/A FLASHNET (Lessee)

By:                                        By: /s/ G. B. Elrod
   --------------------------              --------------------------
   (Authorized Signature)                     (Authorized Signature)

                                            G. B. Elrod, CFO
-----------------------------              --------------------------
       (Name/Title)                               (Name/Title)

                                            Jan. 30, 1998
-----------------------------              --------------------------
         (Date)                                       (Date)


                            (Continued on reverse)

                                                                SUPPLEMENT NO. 3
EMC CORPORATION
                                        2
                                     EMC


                       MASTER LEASE AGREEMENT SUPPLEMENT


This Supplement to Master Lease Agreement Number 11564 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

EQUIPMENT DESCRIPTION:

                                                       ORGINAL
                                       MONTHLY           TERM      EQUIPMENT
ITEM   QTY.               EQUIPMENT     RENT            (MOS.)        COST
----   ----               ---------    -------         --------    ---------

1.     (Confidential       3000-92     (Confidential      33       (Confidential
       treatment has                   treatment has               treatment has
       been requested)                 been requested)             been requested)

THIS LEASE IS INTENDED TO BE A COTERMINOUS UPGRADE TO SUPPLEMENT #1, TO BE COTERMINOUS SUPPLEMENT NO. 3 MUST COMMENCE 4/1/98.


EQUIPMENT LOCATION: 1812 NORTH FOREST PARK BLVD, FORT WORTH, TX 76102


MONTHLY RENT: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least ninety (90) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:


EMC CORPORATION (Lessor)

                                       WEBSITE MANAGEMENT COMPANY, INC.
                                         D/B/A FLASHNET     (Lessee)

By:                                        By: /s/ G. B. Elrod
   --------------------------              --------------------------
   (Authorized Signature)                     (Authorized Signature)

                                            G. B. Elrod, CFO
-----------------------------              --------------------------
       (Name/Title)                               (Name/Title)

                                            Jan. 30, 1998
-----------------------------              --------------------------
         (Date)                                       (Date)

                            (Continued on reverse)

                                                                      ORIGINAL
                                            2
                                         EMC


                          MASTER LEASE AGREEMENT SUPPLEMENT
                        CERTIFICATE OF DELIVERY AND ACCEPTANCE

QUANTITY            DESCRIPTION OF EQUIPMENT      SERIAL NUMBER
--------            ------------------------      -------------

(Confidential               3000-92
Treatement has
been requested)


Supplement No. 3 is intended to be a coterminous upgrade to Supplement No. 1; to be coterminous Supplement No. 3 must commence 4/1/98.


EQUIPMENT LOCATION: 1812 NORTH FOREST PARK BLVD., FORT WORTH, TX 76102


I hereby certify that the following Equipment, listed in SUPPLEMENT NUMBER 3 TO MASTER LEASE AGREEMENT NUMBER 11564 between Lessor and Lessee (hereinafter, collectively, the "Lease") was delivered, found satisfactory, and is accepted by Lessee for all purposes of said Lease as of the 1ST DAY OF APRIL, 1998.



                                   WEBSITE MANAGEMENT COMPANY, INC.
                                   D/B/A FLASHNET     (Lessee)


                                   BY:  /s/ G. B. Elrod
                                      -------------------------------
                                           (Authorized Signature)

                                        CFO
                                      -------------------------------
                                                (Name/Title)

                                                                        ORIGINAL
                                         2
                                      EMC

                         MASTER LEASE AGREEMENT SUPPLEMENT
                       CERTIFICATE OF DELIVERY AND ACCEPTANCE


QUANTITY             DESCRIPTION OF EQUIPMENT      SERIAL NUMBER
--------             ------------------------      -------------

(Confidential               3000-92
treatment has
been requested)
   1                        MEM512-UPG
   1                        OSD4


THIS LEASE IS INTENDED TO BE A COTERMINOUS UPGRADE TO SUPPLEMENT #1, TO BE COTERMINOUS SUPPLEMENT NO. 2 MUST COMMENCE 1/1/98.



EQUIPMENT LOCATION: 1812 NORTH FOREST PARK BLVD, FORT WORTH, TX 76102



I hereby certify that the following Equipment, listed in SUPPLEMENT NUMBER 2 TO MASTER LEASE AGREEMENT NUMBER 11564 between Lessor and Lessee (hereinafter, collectively, the "Lease") was delivered, found satisfactory, and is accepted by Lessee for all purposes of said Lease as of the FIRST DAY OF JANUARY, 1998.





                                   WEBSITE MANAGEMENT COMPANY, INC.
                                   D/B/A FLASHNET     (Lessee)


                                   BY:  /s/ G. B. Elrod
                                      -------------------------------
                                           (Authorized Signature)

                                        CFO
                                      -------------------------------
                                                (Name/Title)

                                        2
                                     EMC


                           CERTIFICATE OF INCUMBENCY


     I, SCOTT LESLIE   the undersigned, Secretary of WEBSITE MANAGEMENT
COMPANY, INC. D/B/A FLASHNET (the "Company"), a TEXAS Corporation, do hereby certify that the following person is duly elected or appointed, qualified and acting officer(s) of the company holding the office(s) set forth opposite each such officers respective name below, and that the signature appearing opposite each such name is the genuine signature of such person:

NAME                OFFICE                        SIGNATURE
----                ------                        ---------

SCOTT LESLIE        President & Secretary
--------------      ------------------------      -------------------

GENE B. ELROD       Chief Financial Officer       /s/ Gene B. Elrod
--------------      ------------------------      -------------------


--------------      ------------------------      -------------------


IN WITNESS WHEREOF, I have executed this certificate this 4th day of February 1998

_____________________
     Secretary



I, the undersigned, GENE B. ELROD, Officer of WEBSITE MANAGEMENT COMPANY, INC. D/B/A FLASHNET do hereby certify that SCOTT LESLIE is the duly elected, qualified and acting Secretary of the Company, and that his signature on the foregoing certificate is his genuine signature.

/s/ G. B. ELROD, CFO
-------------------
Title of Officer